UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2018

QUALCOMM INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-19528	95-3685934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5775 Morehouse Drive

San Diego, California 92121

(Address of principal executive offices) (zip code)

(858) 587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02      Termination of a Material Definitive Agreement.

As previously disclosed, on October 27, 2016, Qualcomm River Holdings B.V. (“Buyer”), a private company with limited liability organized under the laws of The Netherlands and an indirect, wholly owned subsidiary of QUALCOMM Incorporated (“Qualcomm”), entered into a Purchase Agreement (as amended by Amendment No. 1, dated as of February 20, 2018, and Amendment No. 2, dated as of April 19, 2018, the “Purchase Agreement”) with NXP Semiconductors N.V., a public limited liability company organized under the laws of The Netherlands (“NXP”), pursuant to which Buyer commenced a tender offer (the “Offer”) to purchase all of the issued and outstanding common shares, par value EUR 0.20 per share, of NXP.

On July 26, 2018, as a result of the fact that the transactions contemplated by the Purchase Agreement were not consummated on or prior to 11:59 p.m. (New York City time) on July 25, 2018, Buyer delivered to NXP a written notice terminating the Purchase Agreement in accordance with Section 8.01(b)(i) of the Purchase Agreement (the “Termination Notice”). As a result, (a) the Purchase Agreement was terminated as of July 26, 2018, (b) Buyer terminated the Offer and (c) Buyer will pay NXP termination compensation of $2,000,000,000 in cash in accordance with the terms of the Purchase Agreement.

The foregoing description of the Purchase Agreement (which was filed as Exhibit 2.1 to the Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) by Qualcomm on October 27, 2016, as amended by Amendment No. 1 (which was filed as Exhibit 2.1 to the Current Report on Form 8-K that was filed with the SEC by Qualcomm on February 20, 2018) and Amendment No. 2 (which was filed as Exhibit 2.1 to the Current Report on Form 8-K that was filed with the SEC by Qualcomm on April 19, 2018)) does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is incorporated herein by reference.

Item 7.01      Regulation FD Disclosure.

Promptly after Buyer delivered the Termination Notice to NXP, Qualcomm issued a press release announcing the termination of the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information under this Item 7.01 in this Current Report on Form 8-K and in Exhibit 99.1 shall be deemed “furnished” and not “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under this Item 7.01 in this Current Report on Form 8-K and in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release of QUALCOMM Incorporated, dated July 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2018

QUALCOMM INCORPORATED

By:	/s/ George S. Davis
George S. Davis
Executive Vice President and Chief Financial Officer